EXHIBIT 32.1



                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Form 10-QSB of Laser Master International Inc. (the "Company") for the quarterly period August 31, 2003 (the "Report"), Mendel Klein, Chairman of the Company and Abraham Klein, President of the Company, each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:


(1) to my knowledge, the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



 /s/ MENDEL KLEIN
------------------
Mendel Klein
Chairman
October 27, 2003



/s/ ABRAHAM KLEIN
-----------------
Abraham Klein
President
October 27, 2003




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Laser Master International Inc. and will be retained by Laser Master International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.





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